                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                  --------------------------------------------


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)      March 14, 2000


                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         MARYLAND                      1-13232                84-1259577
---------------------------          ------------          -------------------
(State or other jurisdiction         (Commission           (I.R.S. Employer
       of incorporation or           File Number)          Identification No.)
         organization)


           COLORADO CENTER, TOWER TWO, 2000 SOUTH COLORADO BOULEVARD,
                       SUITE 2-1000, DENVER, CO 80222-4348
  -----------------------------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)


          Registrant's telephone number, including area code   (303) 757-8101


                                 NOT APPLICABLE
              -----------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

         The Letter to Stockholders of Apartment Investment and Management Company ("AIMCO"), which will be included in AIMCO's 1999 Annual Report to Stockholders, is included herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          None

     (b)  Pro Forma Financial Information.

          None

     (c)  Exhibits

          The following exhibits are filed with this report:

Exhibit
Number    Description
-------   -----------
99.1      Letter to Stockholders.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 14, 2000

                                             APARTMENT INVESTMENT
                                             AND MANAGEMENT COMPANY

                                             By: /s/Paul J. McAuliffe
                                                 -----------------------------
                                                 Paul J. McAuliffe
                                                 Executive Vice President--
                                                 Capital Markets and Chief
                                                 Financial Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION
-------   -----------
99.1      Letter to Stockholders





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